UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report: April 1, 2014
(Date of earliest event reported)

Sterling Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 North Wall Street, Spokane, Washington 99201
(Address of Principal Executive Offices and Zip Code)

(509) 458-3711
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 1, 2014, Sterling Financial Corporation (“Sterling”) and Umpqua Holdings Corporation (“Umpqua”) jointly announced that all required regulatory approvals necessary to consummate the merger of Sterling with and into Umpqua have been received.  A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Completion of the merger remains subject to customary closing conditions. Assuming such conditions are satisfied, the merger is expected to be completed after the close of business on April 18, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d)  The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Joint press release text of Sterling Financial Corporation and Umpqua Holdings Corporation dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

April 1, 2014	By:	/s/ Patrick J. Rusnak
Date		Patrick J. Rusnak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Joint press release text of Sterling Financial Corporation and Umpqua Holdings Corporation dated April 1, 2014.